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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2005

SYNAGRO TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	000-21054 (Commission File Number)	88-0219860 (IRS Employer Identification No.)

1800 Bering Drive, Suite 1000, Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

(713) 369-1700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

        On January 27, 2005, Synagro Technologies, Inc. issued two press releases announcing a proposed offering of up to $175 million in common stock and the planned adoption of a new dividend policy. Copies of these press releases are filed herewith as Exhibits 99.1 and 99.2 and are each incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

  (a)
  None

  (b)
  None

  (c)
  Exhibits

  99.1
  Synagro Technologies, Inc. Press Release dated January 27, 2005 Relating to Proposed Equity Offering.

  99.2
  Synagro Technologies, Inc. Press Release dated January 27, 2005 Relating to Planned Adoption of Dividend Policy.

SIGNATURES

        According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 28, 2005.

SYNAGRO TECHNOLOGIES, INC.
	By:	/s/ J. PAUL WITHROW
Date: January 28, 2005		J. Paul Withrow
	Its:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Synagro Technologies, Inc. Press Release dated January 27, 2005 Relating to Proposed Equity Offering.
99.2	Synagro Technologies, Inc. Press Release dated January 27, 2005 Relating to Planned Adoption of Dividend Policy.

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  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX